Exhibit 10.2
THIRD AMENDMENT TO MASTER AGREEMENT
     THIS THIRD AMENDMENT TO MASTER AGREEMENT (this “Amendment”) dated as of October 31, 2007, by and among BASTOGNE, INC., a Nevada corporation (“SPV”), CHECKFREE SERVICES CORPORATION, a Delaware corporation (“Servicer”), CHECKFREE CORPORATION, a Delaware corporation (“Parent”), but solely in its capacity as Parent under Sections 7.2, 7.7, 7.9, 7.16, 7.18 and 9.7 of the Master Agreement, as previously amended, and SUNTRUST BANK, a Georgia state-chartered commercial bank (“Bank”).
     WHEREAS, SPV, Servicer and the Bank are parties to that certain Master Agreement, dated as of August 5, 2003 (the “Original Agreement”), and, with Parent, are parties to that certain First Amendment to Master Agreement, dated as of April 13, 2006 (the “First Amendment”) and that certain Second Amendment to Master Agreement, dated as of October 31, 2007 (the “Second Amendment”; the Original Agreement together with, and as amended by, the First Amendment and the Second Amendment are collectively, the “Master Agreement”);
     WHEREAS, SPV, Servicer, Parent and Bank desire to amend certain provisions of the Master Agreement pursuant to the terms and conditions contained herein;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree as follows:
     Section 1. Specific Amendments to Master Agreement. The Master Agreement is hereby amended as follows:
     Section 11.4(h) of the Master Agreement is deleted in its entirety and the following is substituted in lieu thereof:
     “Unless otherwise terminated in accordance with the terms of this Agreement, this Agreement shall terminate on the earlier of (i) December 31, 2007 or (ii) if Bank, SPV and Servicer enter into one or more agreements, with terms and conditions which are satisfactory to each in their respective sole and absolute discretion, for both Bank and Bank of America to provide the Services to SPV, the date either Bank of America or Bank commences providing the Services under that new agreement.”
     Section 2. Certain References. Each reference to the Master Agreement in any of the Transaction Documents shall be deemed to be a reference to the Master Agreement, as further amended by this Amendment.
     Section 3. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
     Section 4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

     Section 5. Effect. Except as expressly herein amended, the terms and conditions of the Master Agreement shall remain unchanged and in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.
     Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.
     Section 7. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Master Agreement.
     Section 8. No Waiver/Bring-down of Representations. This Amendment shall not be construed as a waiver of any Event of Default that may be in existence as of the date hereof or that hereafter may occur. To be effective, any such waiver shall be expressly granted in writing and shall be limited to the extent set forth therein. Except as provided for under Schedule A to this Amendment, Servicer and SPV hereby certify that all representations made by them in the Master Agreement remain true and correct in all material respects as if made on and as of the date hereof.
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     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Master Agreement to be executed as of the date first above written.

BASTOGNE, INC.

By:	/s/ Keven Madsen

Name: Keven Madsen
Title: Vice President and Treasurer

CHECKFREE SERVICES CORPORATION

By:	/s/ David E. Mangum

Name: David E. Mangum
Title: Executive Vice President and CFO

CHECKFREE CORPORATION, solely in its capacity as Parent under Sections 7.2, 7.7, 7.9, 7.16, 7.28 and 9.7 of the Master Agreement, as amended

By:	/s/ David E. Mangum

Name: David E. Mangum
Title: Executive Vice President and CFO

SUNTRUST BANK

By:	/s/ Brian K. Peters

Name: Brian K. Peters
Title: Managing Director
Acknowledged and consented to by Guarantor

CHECKFREE SERVICES CORPORATION

By:	/s/ David E. Mangum

Name: David E. Mangum
Title: Executive Vice President and CFO
Date:	October 31, 2007